EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS FOURTH QUARTER AND YEAR END 2017 RESULTS
Assets Under Management $6.3 Billion at Quarter End
Total Revenue Increased 52% in the Fourth Quarter
Full Year Adjusted EBITDA Increased 27%
Full Year Adjusted Net Income per Share Increased 19%
Completed Strategic Investment in J&S Audio Visual

DALLAS, March 1, 2018 - Ashford Inc. (NYSE American: AINC) (the “Company”) today reported the following results and performance measures for the fourth quarter ended December 31, 2017. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2017, with the fourth quarter ended December 31, 2016 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	High-growth, fee-based business model

•	Diversified platform of multiple fee generators

•	Seeks to grow in three primary areas:

◦	Expanding the existing platforms accretively and accelerating performance to earn incentive fees

◦	Starting new platforms for additional base and incentive fees

◦
Investing in or incubating strategic businesses that can achieve accelerated growth through doing business with our existing platforms and by leveraging our deep knowledge and extensive relationships within the hospitality sector

•	Highly-aligned management team with superior long-term track record

•	Leader in asset and investment management for the real estate & hospitality sectors

FINANCIAL AND OPERATING HIGHLIGHTS

•
Net loss attributable to the Company for the fourth quarter of 2017 totaled $7.4 million, or $3.58 per share, compared with a net income of $0.7 million, or $0.36 per share, in the prior year quarter. Adjusted net income for the fourth quarter was $4.9 million, or $1.90 per diluted share, compared with $3.8 million, or $1.69 per diluted share, in the prior year quarter, reflecting a growth rate of 28% and 12%, respectively.

•
Total revenue for the fourth quarter of 2017 was $29.7 million, reflecting a growth rate of 52% over the prior year quarter. Total revenue for the full year 2017 was $81.6 million, reflecting a growth rate of 21% over the prior year.

•	Debt placement fee revenue of $913,000 in the fourth quarter

•
Adjusted EBITDA for the fourth quarter was $4.8 million, reflecting a growth rate of 19% over the prior year quarter. Adjusted EBITDA for the full year 2017 was $17.4 million, reflecting a growth rate of 27%

Ashford Reports Fourth Quarter Results

March 1, 2018

over the prior year.

•	At the end of the fourth quarter of 2017, the Company had approximately $6.3 billion of assets under management

•	As of December 31, 2017, the Company had corporate cash of $35.4 million

INVESTMENT IN RED HOSPITALITY & LEISURE
Subsequent to quarter end, the Company acquired an approximate 80% controlling interest in RED Hospitality & Leisure for approximately $1 million in cash. RED Hospitality & Leisure is a leading provider of watersports activities and other travel & transportation services in the U.S. Virgin Islands.

INVESTMENT IN J&S AUDIO VISUAL
On November 1, 2017, the Company acquired an 85% controlling interest in a privately held company that conducts the business of J&S Audio Visual in the United States, Mexico, and the Dominican Republic (“J&S”) for approximately $9.2 million in cash, $4.3 million of Ashford common stock, and $9.5 million in assumed debt (excluding transaction costs, working capital adjustments, and contingent consideration).

J&S provides an integrated suite of audio visual services, including show & event services, hospitality services, creative services, and design & integration, making J&S a leading single-source solution for their clients’ meeting and event needs. J&S currently has multi-year contracts in place with approximately 64 hotels and convention centers in addition to regular business representing over 2,500 annual events and productions, 500 venue locations, and 650 clients. J&S currently has contracts in place with only nine hotels owned by Ashford’s advised REIT platforms.

Since the Company’s investment in November through the end of the year, revenues have increased 22% and Adjusted EBITDA has increased by approximately $690,000 over the prior year period.

PURE ROOMS UPDATE
The Company currently owns a 70% controlling interest in Pure Rooms. Pure Rooms is a leading provider of hypo-allergenic hotel rooms in the United States. Pure Rooms utilizes state-of-the-art purification technology to create allergy-friendly guestrooms. Pure Rooms’ hypo-allergenic rooms are designed to provide a better night’s sleep for all guests, especially allergy sufferers. Pure Rooms’ patented 7-step purification process treats a room’s surfaces, including the air, and removes up to 99% of pollutants. Pure Rooms currently has contracts in place with 177 hotels (approximately 2,700 rooms) throughout the United States, including 52 hotels owned by Ashford’s advised REIT platforms. Revenues for the company increased 31% for the full year 2017 versus the prior year period.

OPENKEY UPDATE
Ashford currently owns a 44% interest in OpenKey. OpenKey is the universal, industry-standard smartphone App for keyless entry in hotel guestrooms. There have been several recent developments regarding OpenKey’s growth. First, deployments of their technology are quickly ramping up and are expected to reach an estimated 20,000 rooms deployed and an estimated 35,000 rooms under contract over the next 12-18 months. Next, the platform has gained further traction internationally with the creation of OpenKey China, a JV agreement with startup accelerator Plug and Play. OpenKey China is headquartered in Shanghai and the Company expects significant expansion and rapid growth from that venture. Also, the office in Guadalajara, Mexico has been instrumental for growth in Mexico, Costa Rica, and Colombia. Additionally, independent resellers currently serve the United States, United Kingdom, Singapore, Indonesia, Australia, and Canada along with the recent additions of Belgium, the Netherlands, Luxembourg, India, Sri Lanka, the Maldives, Bangladesh, and Brazil. Finally, OpenKey achieved four consecutive quarters of revenue growth in 2017 with the fourth quarter up 153% relative to the prior quarter and 1,054% over the prior year quarter. For the full year, OpenKey achieved 647% revenue growth.

Ashford Reports Fourth Quarter Results

March 1, 2018

FINANCIAL RESULTS
Net loss attributable to the Company for the fourth quarter of 2017 totaled $7.4 million, or $3.58 per share, compared with a net income of $0.7 million, or $0.36 per share, for the fourth quarter of 2016. Adjusted net income for the fourth quarter of 2017 was $4.9 million, or $1.90 per diluted share, compared with $3.8 million, or $1.69 per diluted share, in the prior year quarter, reflecting a growth rate of 28% and 12%, respectively.

For the fourth quarter ended December 31, 2017, base advisory fee revenue was $10.9 million, including $8.7 million from Ashford Hospitality Trust, Inc. (NYSE:AHT) (“Ashford Trust” or “Trust”) and $2.2 million from Ashford Hospitality Prime, Inc. (NYSE:AHP) (“Ashford Prime” or “Prime”).

Adjusted EBITDA for the fourth quarter of 2017 was $4.8 million, compared with $4.1 million for the fourth quarter of 2016, reflecting a growth rate of 19%.

CAPITAL STRUCTURE
At the end of the fourth quarter of 2017, the Company had approximately $6.3 billion of assets under management from its managed companies, corporate cash of $35.4 million, no corporate level debt, no preferred equity, and 2.6 million fully diluted shares. The Company has a current fully diluted equity market capitalization of approximately $240 million.

QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS

ASHFORD TRUST HIGHLIGHTS

•	Trust completed an underwritten public offering of 5,400,000 shares of 7.50% Series I Cumulative Preferred Stock at $25.00 per share.

•	Trust completed the partial redemption of 5,514,960 shares of its 8.45% Series D Cumulative Preferred Stock.

•
Trust refinanced a mortgage loan, secured by the Hilton Boston Back Bay, with an existing outstanding balance totaling approximately $95 million, with a new loan totaling $97 million. The new loan is expected to result in annual principal payments and interest expense savings of approximately $2.8 million.

•
Trust refinanced a mortgage loan, secured by 17 hotels, with an existing outstanding balance totaling approximately $413 million, with a new loan totaling $427 million. The new loan is expected to result in annual interest savings of approximately $9.8 million.

•
Subsequent to quarter end, Trust refinanced a mortgage loan on 8 hotels with an existing outstanding balance of $377 million. The new loan totals $395 million and is expected to result in annual interest savings of approximately $6.8 million.

ASHFORD PRIME HIGHLIGHTS

•	Prime received $4.1 million in business interruption insurance recoveries for its hurricane-impacted properties.

•	Prime announced plans to convert its Courtyard San Francisco Downtown hotel to an Autograph Collection property.

•	Prime completed the sale of its Marriott Plano Legacy hotel in Plano, Texas and is marketing for sale its Renaissance Tampa hotel in Tampa, FL.

•	Prime entered into a definitive agreement to acquire the 266-room Ritz-Carlton Sarasota in Sarasota, FL for $171 million.

“We are pleased with our operating results for 2017, which reflected significant growth over our prior year results, and continue to be excited about the growth prospects for our service businesses, OpenKey, Pure Rooms, J&S and

Ashford Reports Fourth Quarter Results

March 1, 2018

RED Hospitality & Leisure,” commented Monty J. Bennett, Ashford's Chairman and Chief Executive Officer. “Looking ahead, we believe that Ashford and our advised platforms are well positioned for growth in the coming year. We remain committed to maximizing value for our shareholders by pursuing our strategy to opportunistically grow our business by accretively expanding our existing REIT platforms, adding additional investment platforms and investing in other hospitality-related businesses through which we can accelerate meaningful, profitable growth."
INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Friday, March 2, 2018, at 12:00 p.m. ET. The number for this interactive teleconference is (719) 325-2454.  A replay of the conference call will be available through Friday, March 9, 2018, by dialing (719) 457-0820 and entering the confirmation number, 8382398.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2017 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company's web site, www.ashfordinc.com on Friday, March 2, 2018, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Included in this press release are certain supplemental measures of performance which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability and our board of directors includes these measures in reviews to determine quarterly distributions to stockholders. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended.

* * * * *
Ashford provides global asset management, investment management and related services to the real estate and hospitality sectors.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Forward Looking Statements

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," “can,” "anticipate," "estimate," "should," "expect," "believe,"

Ashford Reports Fourth Quarter Results

March 1, 2018

"intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford's control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized. These and other risk factors are more fully discussed in Ashford's filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	December 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$36,480	$84,091
Restricted cash	9,076	9,752
Investments in securities	—	91
Accounts receivable, net	5,127	16
Due from Ashford Trust OP	13,346	12,179
Due from Ashford Prime OP	1,738	3,817
Inventories	1,066	—
Prepaid expenses and other	2,913	1,305
Total current assets	69,746	111,251
Investments in unconsolidated entities	500	500
Furniture, fixtures and equipment, net	21,154	12,044
Deferred tax assets	—	6,002
Goodwill	12,947	—
Intangible assets, net	9,713	—
Other assets	750	—
Total assets	$114,810	$129,797
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$20,451	$11,314
Due to affiliates	4,272	933
Due to Ashford Prime OP from AQUA U.S. Fund	—	2,289
Deferred income	459	—
Deferred compensation plan	311	144
Notes payable, net	1,751	—
Other liabilities	9,076	9,752
Total current liabilities	36,320	24,432
Accrued expenses	78	287
Deferred income	13,440	4,515
Deferred compensation plan	18,948	8,934
Notes payable, net	9,956	—
Total liabilities	78,742	38,168
MEZZANINE EQUITY
Redeemable noncontrolling interests	5,111	1,480
EQUITY
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A cumulative preferred stock, no shares issued and outstanding at December 31, 2017 and December 31, 2016	—	—
Common stock, $0.01 par value, 100,000,000 shares authorized, 2,093,556 and 2,015,589 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	21	20
Additional paid-in capital	249,695	237,796
Accumulated deficit	(219,396)	(200,439)
Accumulated other comprehensive income (loss)	(135)	—
Total stockholders’ equity of the Company	30,185	37,377
Noncontrolling interests in consolidated entities	772	52,772
Total equity	30,957	90,149
Total liabilities and equity	$114,810	$129,797

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
REVENUE
Advisory services:
Base advisory fee	$10,924	$10,867	$43,523	$43,043
Incentive advisory fee	771	1,870	3,083	3,083
Reimbursable expenses	2,251	2,183	9,705	8,859
Non-cash stock/unit-based compensation	3,945	4,488	9,394	12,243
Other advisory revenue	131	—	277	—
Audio visual	9,186	—	9,186	—
Other	2,458	100	6,405	379
Total revenue	29,666	19,508	81,573	67,607
EXPENSES
Salaries and benefits	16,033	6,988	43,610	28,870
Non-cash stock/unit-based compensation	6,044	7,292	17,863	23,816
Cost of audio visual revenues	7,757	—	7,757	—
Depreciation and amortization	891	359	2,527	1,174
General and administrative	4,870	4,487	17,113	16,204
Impairment	—	—	1,072	—
Other	1,535	—	2,153	—
Total operating expenses	37,130	19,126	92,095	70,064
OPERATING INCOME (LOSS)	(7,464)	382	(10,522)	(2,457)
Realized gain (loss) on investment in unconsolidated entity	—	—	—	(3,601)
Unrealized gain (loss) on investment in unconsolidated entity	—	—	—	2,141
Interest expense	(72)	—	(83)	—
Amortization of loan costs	(15)	—	(39)	—
Interest income	91	29	244	73
Dividend income	—	91	93	170
Unrealized gain (loss) on investments	—	1,144	203	2,326
Realized gain (loss) on investments	—	(3,042)	(294)	(10,113)
Other income (expense)	(47)	(18)	(73)	(162)
INCOME (LOSS) BEFORE INCOME TAXES	(7,507)	(1,414)	(10,471)	(11,623)
Income tax (expense) benefit	(475)	(220)	(9,723)	(780)
NET INCOME (LOSS)	(7,982)	(1,634)	(20,194)	(12,403)
(Income) loss from consolidated entities attributable to noncontrolling interests	91	2,008	358	8,860
Net (income) loss attributable to redeemable noncontrolling interests	489	353	1,484	1,147
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(7,402)	$727	$(18,352)	$(2,396)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(3.58)	$0.36	$(9.04)	$(1.19)
Weighted average common shares outstanding - basic	2,069	2,014	2,031	2,012
Diluted:
Net income (loss) attributable to common stockholders	$(3.72)	$(0.25)	$(9.59)	$(2.56)
Weighted average common shares outstanding - diluted	2,118	2,267	2,067	2,209

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net income (loss)	$(7,982)	$(1,634)	$(20,194)	$(12,403)
(Income) loss from consolidated entities attributable to noncontrolling interests	91	2,008	358	8,860
Net (income) loss attributable to redeemable noncontrolling interests	489	353	1,484	1,147
Net income (loss) attributable to the company	(7,402)	727	(18,352)	(2,396)
Interest expense	60	—	68	—
Amortization of loan costs	10	—	23	—
Depreciation and amortization	1,182	354	2,799	1,157
Income tax expense (benefit)	475	220	9,723	780
Realized and unrealized (gain) loss on investment in unconsolidated entity (net of noncontrolling interest)	—	—	—	1,328
Net income (loss) attributable to redeemable noncontrolling interests (1)	(15)	2	(19)	(4)
EBITDA	(5,690)	1,303	(5,758)	865
Equity-based compensation	2,092	2,742	8,440	11,512
Market change in deferred compensation plan	6,737	(949)	10,410	(2,127)
Change in contingent consideration fair value	1,066	—	1,066	—
Transaction costs	593	826	2,906	2,006
Software implementation costs	17	48	165	1,001
Reimbursed software costs	(218)	—	(710)	—
Dead deal costs	—	—	—	63
Realized and unrealized (gain) loss on derivatives	—	25	41	128
Legal and settlement costs	(8)	—	470	—
Severance costs	—	65	170	226
Amortization of hotel signing fees and lock subsidies	174	—	174	—
Foreign currency transactions (gain) loss	51	—	51	—
Adjusted EBITDA	$4,814	$4,060	$17,425	$13,674
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to our legal entity restructuring on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net income (loss)	$(7,982)	$(1,634)	$(20,194)	$(12,403)
(Income) loss from consolidated entities attributable to noncontrolling interests	91	2,008	358	8,860
Net (income) loss attributable to redeemable noncontrolling interests	489	353	1,484	1,147
Net income (loss) attributable to the company	(7,402)	727	(18,352)	(2,396)
Depreciation and amortization	1,182	354	2,799	1,157
Net income (loss) attributable to redeemable noncontrolling interests (1)	(15)	2	(19)	(4)
Equity-based compensation	2,092	2,742	8,440	11,512
Realized and unrealized (gain) loss on investment in unconsolidated entity (net of noncontrolling interest)	—	—	—	1,328
Market change in deferred compensation plan	6,737	(949)	10,410	(2,127)
Change in contingent consideration fair value	1,066	—	1,066	—
Transaction costs	593	826	2,906	2,006
Software implementation costs	17	48	165	1,001
Reimbursed software costs	(218)	—	(710)	—
Dead deal costs	—	—	—	63
Realized and unrealized (gain) loss on derivatives	—	25	41	128
Legal and settlement costs	(8)	—	470	—
Adjustment to income tax expense from restructuring and tax reform (2)	630	—	8,433	—
Severance costs	—	65	170	226
Amortization of hotel signing fees and lock subsidies	174	—	174	—
Foreign currency transactions (gain) loss	51	—	51	—
Adjusted net income	$4,899	$3,840	$16,044	$12,894
Adjusted net income per diluted share available to common stockholders	$1.90	$1.69	$6.74	$5.67
Weighted average diluted shares	2,572	2,273	2,381	2,275

Components of weighted average diluted shares
Common shares	2,072	2,019	2,037	2,017
Deferred compensation plan	208	210	209	210
Stock options	243	—	99	8
OpenKey put option	23	43	30	39
J&S put option	26	—	6	—
Pre-spin equity grants	—	1	—	1
Weighted average diluted shares	2,572	2,273	2,381	2,275
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to the legal restructuring of our organizational structure on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.
(2) Represents the impact of our second quarter 2017 legal entity restructuring and the Tax Cuts and Jobs Act enacted in December 2017 on income tax expense for the periods presented.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2017				Three Months Ended December 31, 2016
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fee - Trust	$8,704	$—	$—	$8,704	$8,858	$—	$—	$8,858
Incentive advisory fee - Trust	453	—	—	453	1,809	—	—	1,809
Reimbursable expenses - Trust	1,698	—	—	1,698	1,413	—	—	1,413
Non-cash stock/unit-based compensation - Trust	3,329	—	—	3,329	3,894	—	—	3,894
Base advisory fee - Prime	2,220	—	—	2,220	2,009	—	—	2,009
Incentive advisory fee - Prime	318	—	—	318	61	—	—	61
Reimbursable expenses - Prime	553	—	—	553	770	—	—	770
Non-cash stock/unit-based compensation - Prime	616	—	—	616	594	—	—	594
Other advisory revenue - Prime	131	—	—	131	—	—	—	—
Audio visual	—	9,186	—	9,186	—	—	—	—
Other	1,657	801	—	2,458	83	17	—	100
Total revenue	19,679	9,987	—	29,666	19,491	17	—	19,508
EXPENSES
Salaries and benefits	—	1,592	7,382	8,974	—	432	7,360	7,792
Market change in deferred compensation plan	—	—	6,737	6,737	—	—	(949)	(949)
REIT non-cash stock/unit-based compensation expense	3,945	—	—	3,945	4,488	—	—	4,488
AINC non-cash stock/unit-based compensation expense	—	12	2,087	2,099	—	61	2,743	2,804
Reimbursable expenses	2,251	—	—	2,251	2,183	—	—	2,183
Cost of audio visual revenues	—	7,757	—	7,757	—	—	—	—
General and administrative	—	1,433	1,508	2,941	—	344	2,105	2,449
Depreciation and amortization	376	344	171	891	142	7	210	359
Other	—	469	1,066	1,535	—	—	—	—
Total operating expenses	6,572	11,607	18,951	37,130	6,813	844	11,469	19,126
OPERATING INCOME (LOSS)	13,107	(1,620)	(18,951)	(7,464)	12,678	(827)	(11,469)	382
Other	—	(134)	91	(43)	—	1	(1,797)	(1,796)
INCOME (LOSS) BEFORE INCOME TAXES	13,107	(1,754)	(18,860)	(7,507)	12,678	(826)	(13,266)	(1,414)
Income tax (expense) benefit	(5,429)	280	4,674	(475)	(4,551)	—	4,331	(220)
NET INCOME (LOSS)	7,678	(1,474)	(14,186)	(7,982)	8,127	(826)	(8,935)	(1,634)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	91	—	91	—	166	1,842	2,008
Net (income) loss attributable to redeemable noncontrolling interests	—	474	15	489	—	355	(2)	353
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$7,678	$(909)	$(14,171)	$(7,402)	$8,127	$(305)	$(7,095)	$727
Interest expense	—	60	—	60	—	—	—	—
Amortization of loan costs	—	10	—	10	—	—	—	—
Depreciation and amortization	376	635	171	1,182	142	3	209	354
Income tax expense (benefit)	5,429	(280)	(4,674)	475	4,551	—	(4,331)	220
Net income (loss) attributable to redeemable noncontrolling interests (1)	—	—	(15)	(15)	—	—	2	2
EBITDA	13,483	(484)	(18,689)	(5,690)	12,820	(302)	(11,215)	1,303
Equity-based compensation	—	5	2,087	2,092	—	—	2,742	2,742
Market change in deferred compensation plan	—	—	6,737	6,737	—	—	(949)	(949)
Change in contingent consideration fair value	—	—	1,066	1,066	—	—	—	—
Transaction costs	—	3	590	593	—	—	826	826
Software implementation costs	16	—	1	17	45	—	3	48
Reimbursed software costs, net	(218)	—	—	(218)	—	—	—	—
Realized and unrealized (gain) loss on derivatives	—	—	—	—	—	—	25	25
Legal and settlement costs	—	—	(8)	(8)	—	—	—	—
Severance costs	—	—	—	—	—	—	65	65
Amortization of hotel signing fees and lock subsidies	—	174	—	174	—	—	—	—
Foreign currency transactions (gain) loss	—	51	—	51	—	—	—	—
Adjusted EBITDA	13,281	(251)	(8,216)	4,814	12,865	(302)	(8,503)	4,060
Interest expense	—	(60)	—	(60)	—	—	—	—
Amortization of loan costs	—	(10)	—	(10)	—	—	—	—
Income tax benefit (expense)	(5,429)	280	4,674	(475)	(4,551)	—	4,331	(220)
Adjustment to income tax expense from restructuring and tax reform	—	—	630	630	—	—	—	—
Adjusted net income (loss)	$7,852	$(41)	$(2,912)	$4,899	$8,314	$(302)	$(4,172)	$3,840
Adjusted net income (loss) per diluted share available to common stockholders (2)	$3.05	$(0.02)	$(1.13)	$1.90	$3.66	$(0.13)	$(1.84)	$1.69
Weighted average diluted shares	2,572	2,572	2,572	2,572	2,273	2,273	2,273	2,273
________
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to our legal entity restructuring on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the segments may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2017				Year Ended December 31, 2016
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fee - Trust	$34,724	$—	$—	$34,724	$34,700	$—	$—	$34,700
Incentive advisory fee - Trust	1,809	—	—	1,809	1,809	—	—	1,809
Reimbursable expenses - Trust	7,600	—	—	7,600	6,054	—	—	6,054
Non-cash stock/unit-based compensation - Trust	11,077	—	—	11,077	8,429	—	—	8,429
Base advisory fee - Prime	8,799	—	—	8,799	8,343	—	—	8,343
Incentive advisory fee - Prime	1,274	—	—	1,274	1,274	—	—	1,274
Reimbursable expenses - Prime	2,105	—	—	2,105	2,805	—	—	2,805
Non-cash stock/unit-based compensation - Prime	(1,683)	—	—	(1,683)	3,814	—	—	3,814
Other advisory revenue - Prime	277	—	—	277	—	—	—	—
Audio visual	—	9,186	—	9,186	—	—	—	—
Other	4,006	2,399	—	6,405	335	44	—	379
Total revenue	69,988	11,585	—	81,573	67,563	44	—	67,607
EXPENSES
Salaries and benefits	—	3,351	28,561	31,912	—	1,447	28,275	29,722
Market change in deferred compensation plan	—	—	10,410	10,410	—	—	(2,127)	(2,127)
REIT non-cash stock/unit-based compensation expense	9,394	—	—	9,394	12,243	—	—	12,243
AINC non-cash stock/unit-based compensation expense	—	39	8,430	8,469	—	61	11,512	11,573
Reimbursable expenses	9,705	—	—	9,705	8,859	—	—	8,859
Cost of audio visual revenues	—	7,757	—	7,757	—	—	—	—
General and administrative	—	2,998	5,698	8,696	—	1,396	7,224	8,620
Depreciation and amortization	1,373	394	760	2,527	298	24	852	1,174
Impairment	1,041	—	31	1,072	—	—	—	—
Other	—	1,087	1,066	2,153	—	—	—	—
Total operating expenses	21,513	15,626	54,956	92,095	21,400	2,928	45,736	70,064
OPERATING INCOME (LOSS)	48,475	(4,041)	(54,956)	(10,522)	46,163	(2,884)	(45,736)	(2,457)
Other	—	(181)	232	51	—	(30)	(9,136)	(9,166)
INCOME (LOSS) BEFORE INCOME TAXES	48,475	(4,222)	(54,724)	(10,471)	46,163	(2,914)	(54,872)	(11,623)
Income tax (expense) benefit	(18,324)	280	8,321	(9,723)	(16,684)	—	15,904	(780)
NET INCOME (LOSS)	30,151	(3,942)	(46,403)	(20,194)	29,479	(2,914)	(38,968)	(12,403)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	504	(146)	358	—	850	8,010	8,860
Net (income) loss attributable to redeemable noncontrolling interests	—	1,465	19	1,484	—	1,143	4	1,147
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$30,151	$(1,973)	$(46,530)	$(18,352)	$29,479	$(921)	$(30,954)	$(2,396)
Interest expense	—	68	—	68	—	—	—	—
Amortization of loan costs	—	23	—	23	—	—	—	—
Depreciation and amortization	1,373	666	760	2,799	298	7	852	1,157
Income tax expense (benefit)	18,324	(280)	(8,321)	9,723	16,684	—	(15,904)	780
Realized and unrealized (gain) loss on investment in unconsolidated entity (net of noncontrolling interest)	—	—	—	—	—	—	1,328	1,328
Net income (loss) attributable to redeemable noncontrolling interests (1)	—	—	(19)	(19)	—	—	(4)	(4)
EBITDA	49,848	(1,496)	(54,110)	(5,758)	46,461	(914)	(44,682)	865
Equity-based compensation	—	10	8,430	8,440	—	—	11,512	11,512
Market change in deferred compensation plan	—	—	10,410	10,410	—	—	(2,127)	(2,127)
Change in contingent consideration fair value	—	—	1,066	1,066	—	—	—	—
Transaction costs	—	170	2,736	2,906	—	—	2,006	2,006
Software implementation costs	160	—	5	165	972	—	29	1,001
Reimbursed software costs, net	(741)	—	31	(710)	—	—	—	—
Dead deal costs	—	—	—	—	—	—	63	63
Realized and unrealized (gain) loss on derivatives	—	—	41	41	—	—	128	128
Legal and settlement costs	—	—	470	470	—	—	—	—
Severance costs	—	88	82	170	—	—	226	226
Amortization of hotel signing fees and lock subsidies	—	174	—	174	—	—	—	—
Foreign currency transactions (gain) loss	—	51	—	51	—	—	—	—
Adjusted EBITDA	49,267	(1,003)	(30,839)	17,425	47,433	(914)	(32,845)	13,674
Interest expense	—	(68)	—	(68)	—	—	—	—
Amortization of loan costs	—	(23)	—	(23)	—	—	—	—
Income tax benefit (expense)	(18,324)	280	8,321	(9,723)	(16,684)	—	15,904	(780)
Adjustment to income tax expense from restructuring and tax reform	—	—	8,433	8,433	—	—	—	—
Adjusted net income (loss)	$30,943	$(814)	$(14,085)	$16,044	$30,749	$(914)	$(16,941)	$12,894
Adjusted net income (loss) per diluted share available to common stockholders (2)	$13.00	$(0.34)	$(5.92)	$6.74	$13.52	$(0.40)	$(7.45)	$5.67
Weighted average diluted shares	2,381	2,381	2,381	2,381	2,275	2,275	2,275	2,275
________
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to our legal entity restructuring on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the segments may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2017				Three Months Ended December 31, 2016
	J&S	Pure Rooms	OpenKey	Hospitality Products & Services	J&S	Pure Rooms	OpenKey	Hospitality Products & Services
REVENUE
Audio visual	$9,186	$—	$—	$9,186	$—	$—	$—	$—
Other	—	614	187	801	—	—	17	17
Total revenue	9,186	614	187	9,987	—	—	17	17
EXPENSES
Salaries and benefits	868	171	553	1,592	—	—	432	432
Equity based compensation	—	—	12	12	—	—	61	61
Cost of audio visual revenues	7,757	—	—	7,757	—	—	—	—
General and administrative	1,030	104	299	1,433	—	—	344	344
Depreciation and amortization	319	17	8	344	—	—	7	7
Other	—	303	166	469	—	—	—	—
Total operating expenses	9,974	595	1,038	11,607	—	—	844	844
OPERATING INCOME (LOSS)	(788)	19	(851)	(1,620)	—	—	(827)	(827)
Other	(121)	(9)	(4)	(134)	—	—	1	1
INCOME (LOSS) BEFORE INCOME TAXES	(909)	10	(855)	(1,754)	—	—	(826)	(826)
Income tax (expense) benefit	252	28	—	280	—	—	—	—
NET INCOME (LOSS)	(657)	38	(855)	(1,474)	—	—	(826)	(826)
(Income) loss from consolidated entities attributable to noncontrolling interests	(49)	(2)	142	91	—	—	166	166
Net (income) loss attributable to redeemable noncontrolling interests	136	—	338	474	—	—	355	355
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(570)	$36	$(375)	$(909)	$—	$—	$(305)	$(305)
Interest expense	58	2	—	60	—	—	—	—
Amortization of loan costs	5	4	1	10	—	—	—	—
Depreciation and amortization	608	24	3	635	—	—	3	3
Income tax expense (benefit)	(252)	(28)	—	(280)	—	—	—	—
EBITDA	(151)	38	(371)	(484)	—	—	(302)	(302)
Equity-based compensation	—	—	5	5	—	—	—	—
Transaction costs	—	3	—	3	—	—	—	—
Severance costs	—	—	—	—	—	—	—	—
Amortization of hotel signing fees and lock subsidies	152	—	22	174	—	—	—	—
Foreign currency transactions (gain) loss	51	—	—	51	—	—	—	—
Adjusted EBITDA	52	41	(344)	(251)	—	—	(302)	(302)
Interest expense	(58)	(2)	—	(60)	—	—	—	—
Amortization of loan costs	(5)	(4)	(1)	(10)	—	—	—	—
Income tax benefit (expense)	252	28	—	280	—	—	—	—
Adjusted net income (loss)	$241	$63	$(345)	$(41)	$—	$—	$(302)	$(302)
Adjusted net income (loss) per diluted share available to common stockholders	$0.09	$0.02	$(0.13)	$(0.02)	$—	$—	$(0.13)	$(0.13)
Weighted average diluted shares	2,572	2,572	2,572	2,572	2,273	2,273	2,273	2,273

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2017				Year Ended December 31, 2016
	J&S	Pure Rooms	OpenKey	Hospitality Products & Services	J&S	Pure Rooms	OpenKey	Hospitality Products & Services
REVENUE
Audio visual	$9,186	$—	$—	$9,186	$—	$—	$—	$—
Other	—	2,072	327	2,399	—	—	44	44
Total revenue	9,186	2,072	327	11,585	—	—	44	44
EXPENSES
Salaries and benefits	868	667	1,816	3,351	—	—	1,447	1,447
Equity based compensation	—	—	39	39	—	—	61	61
Cost of revenues for audio visual	7,757	—	—	7,757	—	—	—	—
General and administrative	1,030	537	1,431	2,998	—	—	1,396	1,396
Depreciation and amortization	319	50	25	394	—	—	24	24
Other	—	895	192	1,087	—	—	—	—
Total operating expenses	9,974	2,149	3,503	15,626	—	—	2,928	2,928
OPERATING INCOME (LOSS)	(788)	(77)	(3,176)	(4,041)	—	—	(2,884)	(2,884)
Other	(121)	(29)	(31)	(181)	—	—	(30)	(30)
INCOME (LOSS) BEFORE INCOME TAXES	(909)	(106)	(3,207)	(4,222)	—	—	(2,914)	(2,914)
Income tax (expense) benefit	252	28	—	280	—	—	—	—
NET INCOME (LOSS)	(657)	(78)	(3,207)	(3,942)	—	—	(2,914)	(2,914)
(Income) loss from consolidated entities attributable to noncontrolling interests	(49)	38	515	504	—	—	850	850
Net (income) loss attributable to redeemable noncontrolling interests	136	—	1,329	1,465	—	—	1,143	1,143
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(570)	(40)	(1,363)	(1,973)	—	—	(921)	(921)
Interest expense	58	10	—	68	—	—	—	—
Amortization of loan costs	5	10	8	23	—	—	—	—
Depreciation and amortization	608	47	11	666	—	—	7	7
Income tax expense (benefit)	(252)	(28)	—	(280)	—	—	—	—
EBITDA	(151)	(1)	(1,344)	(1,496)	—	—	(914)	(914)
Equity-based compensation	—	—	10	10	—	—	—	—
Transaction costs	—	170	—	170	—	—	—	—
Severance costs	—	88	—	88	—	—	—	—
Amortization of hotel signing fees and lock subsidies	152	—	22	174	—	—	—	—
Foreign currency transactions (gain) loss	51	—		51	—	—	—	—
Adjusted EBITDA	52	257	(1,312)	(1,003)	—	—	(914)	(914)
Interest expense	(58)	(10)	—	(68)	—	—	—	—
Amortization of loan costs	(5)	(10)	(8)	(23)	—	—	—	—
Income tax benefit (expense)	252	28	—	280	—	—	—	—
Adjusted net income (loss)	$241	$265	$(1,320)	$(814)	$—	$—	$(914)	$(914)
Adjusted net income (loss) per diluted share available to common stockholders	$0.10	$0.11	$(0.55)	$(0.34)	$—	$—	$(0.40)	$(0.40)
Weighted average diluted shares	2,381	2,381	2,381	2,381	2,275	2,275	2,275	2,275